UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2014

Date of reporting period: July 31, 2014

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

GRT CAPITAL PARTNERS, L.L.C.

GRT VALUE FUND

Annual Report

July 31, 2014

Investment Adviser:

GRT Capital Partners, L.L.C.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-GRT-4GRT; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

SHAREHOLDERS’ LETTER

July 31, 2014

Dear Shareholders:

This annual report for the GRT Value Fund (the “Fund”), covers the period from July 31, 2013 through July 31, 2014. During the past fiscal year, the Fund’s total return was 14.91% compared to 8.56% for the Russell 2000 Index.

We are pleased with this performance, which was achieved against a backdrop of renewed speculative activity in the broad market. For example, the first three months of 2014 saw stocks with positive earnings underperform those with no or negative earnings. Making matters worse, this statistic was true for almost every sector.

Since the Federal Reserve’s (the “Fed’s”) extraordinary actions started 5 years ago, volatility in the equity market (as measured by the Chicago Board of Trade Volatility Index (“VIX”)) is down 88%. This is no doubt fueling investor complacency as they reach for higher returns. We are not being “sucked in” to the momentum/growth trade which appears to be fueled by investors’ increased appetite for risk.

The actions of the Fed have been putting investors in a difficult situation by removing low risk investments from their opportunity set. This has resulted in the bidding up of most — if not all — asset class prices. But high current prices suggest future low returns.

Our portfolio is invested with this in mind. Where appropriate, we have avoided the hyper-valued names, and some particularly hyped groups. Our investments favor solid companies which we believe are trading at relatively favorable levels.

We remain convinced that our guarded value approach will prove prudent for the preservation and appreciation of capital.

GRT Value Fund

Rudy Kluiber, CFA

Greg Fraser, CFA

Tim Krochuk, CFA

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth less than the original cost. Current performance may be higher or lower than the performance quoted. Performance data current to the most recent month end can be obtained by calling 1-877-GRT-4GRT.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective. Diversification may not protect against loss.

This represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

Growth of a $10,000 Investment

	ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED JULY 31, 2014
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
GRT Value Fund, Advisor Class	14.91%	11.15%	16.63%	9.05%
Russell 2000 Index	8.56%	13.59%	16.56%	8.60%

*The Fund commenced operations on May 1, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 91.5%

	Shares	Value

CONSUMER DISCRETIONARY — 11.8%
Abercrombie & Fitch, Cl A	3,000	$118,020
AMC Entertainment Holdings, Cl A	2,405	54,449
American Eagle Outfitters	66,901	713,165
Bed Bath & Beyond*	70,427	4,457,325
BorgWarner	3,610	224,723
Cabela’s*	1,826	106,565
Coach	16,214	560,356
Crocs*	38,091	604,504
DSW, Cl A	3,696	98,277
Express*	20,301	315,883
Francesca’s Holdings*	27,763	354,811
GNC Holdings, Cl A	12,252	401,988
Group 1 Automotive	15,003	1,109,022
Helen of Troy*	5,000	268,150
Installed Building Products*	55,669	616,812
LKQ*	80,868	2,115,102
Michaels Cos*	520	7,842
Mohawk Industries*	810	101,064
Nexstar Broadcasting Group, Cl A	6,000	279,540
Regis	9,252	128,880
Select Comfort*	35,639	719,908
Sinclair Broadcast Group, Cl A	45,044	1,455,372
Sonic Automotive, Cl A	27,240	662,477
Tower International*	14,903	469,444
World Wrestling Entertainment, Cl A	23,138	288,762
Xueda Education Group ADR	37,012	165,074

		16,397,515

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES — 4.5%
Central Garden and Pet, Cl A*	18,600	$173,538
CVS/Caremark	11,878	907,004
Darling International*	140,881	2,637,292
Herbalife	22,122	1,159,193
Nu Skin Enterprises, Cl A	8,000	469,520
Safeway	27,376	943,377
TreeHouse Foods*	531	39,029

		6,328,953

ENERGY — 9.4%
Alpha Natural Resources*	19,805	67,139
Atlas Pipeline Partners (A)	50,800	1,752,092
CONSOL Energy	12,862	499,303
Dresser-Rand Group*	4,564	271,604
Eclipse Resources*	926	19,057
EnLink Midstream	17,600	672,496
Foresight Energy (A)*	10,000	192,900
Frank’s International	54,271	1,256,374
Goodrich Petroleum*	109,776	2,114,286
Gulfport Energy*	14,029	749,289
Hornbeck Offshore Services*	55,490	2,424,913
Noble	34,800	1,091,676
Oil States International*	5,788	354,746
Penn Virginia*	25,914	337,400
SemGroup, Cl A	4,000	308,320
Tidewater	3,598	170,077
USA Compression Partners LP (A)	26,500	651,900
Valero Energy Partners (A)	4,000	185,920

		13,119,492

FINANCIALS — 8.8%
Ares Commercial Real Estate	6,240	76,253
Bancorp*	47,659	452,760
Berkshire Hathaway, Cl B*	7,920	993,406
Cash America International	8,576	380,689
CYS Investments	107,643	955,870
Federated Investors, Cl B	53,998	1,523,824
First American Financial	16,394	444,933
FNF Group	6,167	167,187
FNFV Group*	2,055	33,627
Hannon Armstrong Sustainable Infrastructure Capital	126,374	1,732,587
McGraw-Hill	2,510	201,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
MFA Financial	76,010	$618,721
New York Community Bancorp	35,000	555,800
Safeguard Scientifics*	74,043	1,469,754
TD Ameritrade Holding	29,085	934,210
Viewtran Group*	470,061	940,122
Willis Group Holdings	17,930	730,648

		12,211,743

HEALTH CARE — 5.6%
AMN Healthcare Services*	44,402	581,666
Catalent*	529	10,575
Centene*	2,000	144,180
Charles River Laboratories International*	3,588	194,505
DaVita*	23,362	1,645,620
Hospira*	37,128	2,059,490
Natus Medical*	48,686	1,400,696
Trinity Biotech ADR	64,917	1,508,022
Xstelos Holdings*	9,200	4,324
Zimmer Holdings	2,822	282,398

		7,831,476

INDUSTRIALS — 20.0%
Actuant, Cl A	17,350	560,058
Allied Defense Group, Escrow	38,762	—
American Airlines Group	30,099	1,169,346
American Railcar Industries	5,363	366,936
AMR Corp., Escrow	8,970	—
Avis Budget Group*	17,342	974,447
Blount International*	85,888	1,121,697
Civeo	11,576	294,030
Colfax*	18,917	1,191,204
Copart*	54,132	1,806,926
CPI Aerostructures*	142,857	1,692,855
Douglas Dynamics	8,212	137,140
DXP Enterprises*	2,771	196,824
EnPro Industries*	27,468	1,879,361
Esterline Technologies*	16,333	1,772,947
General Cable	19,720	438,376
Harsco	20,548	519,248
II-VI*	35,822	491,478
Interface, Cl A	40,787	646,474
ITT	13,500	620,595

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Joy Global	19,808	$1,173,822
KAR Auction Services	56,211	1,647,545
Kennametal	4,509	190,641
Layne Christensen*	11,660	126,511
Luxfer Holdings ADR	5,586	106,190
Mine Safety Appliances	7,771	402,382
Rand Logistics*	46,804	284,100
Rockwell Collins	4,615	338,141
Spirit AeroSystems Holdings, Cl A*	33,024	1,075,592
Titan International	15,859	236,616
Titan Machinery*	43,316	635,013
Triumph Group	50,053	3,170,858
Twin Disc	30,862	890,060
WABCO Holdings*	10,048	979,479
Xylem	22,511	794,413

		27,931,305

INFORMATION TECHNOLOGY — 13.9%
Activision Blizzard	2,778	62,171
Advanced Energy Industries*	48,221	811,077
Benchmark Electronics*	14,942	360,849
Brooks Automation	83,507	850,101
ChipMOS TECHNOLOGIES Bermuda	16,259	382,412
Electro Scientific Industries	134,902	806,714
Fidelity National Information Services	8,803	496,489
Genpact*	155,000	2,728,000
Integrated Device Technology*	21,206	304,518
Integrated Silicon Solution	43,889	641,657
IPG Photonics*	12,148	818,168
Jabil Circuit	20,008	399,360
Liquidity Services*	11,972	161,502
Magnachip Semiconductor*	196,157	2,748,160
Measurement Specialties*	2,448	210,504
MICROS Systems*	24,268	1,641,245
Newport*	76,369	1,321,947
ON Semiconductor*	62,409	534,221
Richardson Electronics	3,500	34,895
Seagate Technology	28,603	1,676,136
Spark Networks*	40,822	243,299
SPS Commerce*	4,970	265,150

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Ultra Clean Holdings*	133,315	$1,155,841
Western Union	37,264	651,002

		19,305,418

MATERIALS — 17.5%
Agnico-Eagle Mines	49,515	1,841,463
Agrium	970	88,347
Alamos Gold	38,234	341,429
Albemarle	20,911	1,282,681
Allegheny Technologies	30,817	1,160,260
Ashland	8,320	870,688
AuRico Gold	45,479	186,464
Berry Plastics Group*	48,188	1,170,486
Celanese, Cl A	9,941	578,666
Compass Minerals International	2,695	231,824
Constellium, Cl A*	80,103	2,321,385
Eastman Chemical	3,570	281,244
Huntsman	7,000	182,350
Intrepid Potash*	30,000	444,300
MAG Silver*	174,846	1,584,105
Materion	14,817	478,737
Methanex	20,623	1,341,939
Neenah Paper	24,306	1,206,064
OCI Resources LP (A)	59,000	1,425,440
Olin	12,854	341,531
Omnova Solutions*	80,255	647,658
Orion Engineered Carbons*	21,890	372,130
Q2 Gold Resources (B)*	15,766	—
Reliance Steel & Aluminum	2,630	179,497
Schnitzer Steel Industries, Cl A	35,952	960,278
Silgan Holdings	17,317	852,343
Silver Wheaton	32,391	845,729
Tahoe Resources*	24,375	644,719
Taminco*	31,864	665,957
Tronox, Cl A	71,203	1,889,728
Westlake Chemical Partners*	600	18,210

		24,435,652

TELECOMMUNICATION SERVICES — 0.0%
Towerstream*	13,533	22,329

TOTAL COMMON STOCK (Cost $90,820,509)		127,583,883

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

REGISTERED INVESTMENT COMPANIES — 0.8%

	Shares/Face Amount	Value

CLOSED-END FUNDS — 0.8%

BlackRock Floating Rate Income Strategies Fund	15,370	$220,560
Eaton Vance Senior Floating-Rate Trust	21,080	310,930
Nuveen Credit Strategies Income Fund	67,442	610,350

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,154,059)		1,141,840

PREFERRED STOCK — 0.5%

ENERGY — 0.5%
Magnum Hunter Resources, 8.000%	14,886	732,987

TOTAL PREFERRED STOCK (Cost $638,070)		732,987

CONVERTIBLE BONDS — 0.2%

FINANCIALS — 0.1%
Wabash National
3.375%, 05/01/18	$50,000	68,750

MATERIALS — 0.1%
Lake Shore
6.250%, 09/30/17	136,350	129,116

TOTAL CONVERTIBLE BONDS (Cost $146,298)		197,866

COMMERCIAL PAPER (C) — 4.9%
Mattel
0.180%, 08/18/2014	2,500,000	2,499,800
0.160%, 08/08/2014	2,000,000	1,999,933
0.160%, 08/12/2014	1,000,000	999,966
Ryder System
0.230%, 08/01/2014	1,381,000	1,380,992

TOTAL COMMERCIAL PAPER (Cost $6,880,677)		6,880,691

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

SHORT-TERM INVESTMENT — 0.7%

	Shares	Value

Fidelity Institutional Money Market Funds - Money Market Portfolio, Cl I, 0.040% (D) (Cost $940,452)	940,452	$940,452

TOTAL INVESTMENTS — 98.6% (Cost $100,580,065)		$137,477,719

Percentages are based on Net Assets of $139,402,452.

*	Non-income producing security.
(A)	Securities considered Master Limited Partnership. At July 31, 2014, these securities amounted to $4,208,252 or 3.0% of Net Assets (See Note 2).
(B)	Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of July 31, 2014 was $0 and represented 0.0% of net assets.
(C)	The rate reported is the effective yield at time of purchase.
(D)	The rate shown is the 7-day effective yield as of July 31, 2014.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

Amounts designated as “—” are $0.

The following is a summary of the inputs used as of July 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$127,583,883	$—	$—	$127,583,883
Registered Investment Companies	1,141,840	—	—	1,141,840
Preferred Stock	732,987	—	—	732,987
Convertible Bonds	—	197,866	—	197,866
Commercial Paper	—	6,880,691	—	6,880,691
Short-Term Investment	940,452	—	—	940,452

Total Investments in Securities	$130,399,162	$7,078,557	$—	$137,477,719

During the year ended July 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. During the year ended July 31, 2014, there were no significant transfers between Level 2 and Level 3 assets and liabilities.

See Note 2 for further details of valuation leveling considerations.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $100,580,065)	$137,477,719
Receivable for Investment Securities Sold	1,858,247
Receivable for Capital Shares Sold	317,608
Dividends and Interest Receivable	70,248
Reclaims Receivable	1,022
Prepaid Expenses	13,788

Total Assets	139,738,632

Liabilities:
Payable for Investment Securities Purchased	57,776
Payable due to Investment Adviser	83,580
Payable for Capital Shares Redeemed	77,862
Payable due to Distributor	29,248
Payable due to Administrator	14,940
Payable due to Trustees	4,735
Chief Compliance Officer Fees Payable	2,027
Other Accrued Expenses	66,012

Total Liabilities	336,180

Net Assets	$139,402,452

Net Assets Consist of:
Paid-in-Capital	$95,378,121
Distributions in Excess of Net Investment Income	(71,429)
Accumulated Net Realized Gain on Investments	7,198,109
Net Unrealized Appreciation on Investments	36,897,654
Net Unrealized Depreciation on Foreign Currency Translation	(3)

Net Assets	$139,402,452

Net Asset Value, Offering Price Per Share — (unlimited authorization — no par value) Advisor Class Shares ($139,402,452 ÷ 8,928,141)	$15.61

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
FOR THE YEAR ENDED
JULY 31, 2014

STATEMENT OF OPERATIONS
Investment Income
Dividend Income	$1,922,577
Less: Foreign Taxes Withheld	(13,136)

Total Investment Income	1,909,441

Expenses
Investment Advisory Fees	1,193,857
Distribution Fees	314,172
Administration Fees	174,491
Trustees’ Fees	17,884
Chief Compliance Officer Fees	9,565
Transfer Agent Fees	151,220
Legal Fees	34,728
Printing Fees	25,269
Registration Fees	24,573
Audit Fees	21,829
Custodian Fees	15,867
Insurance and Other Expenses	17,730

Total Expenses	2,001,185
Less: Waiver of Investment Advisory Fees	(367,107)
Fees Paid Indirectly	(418)

Net Expenses	1,633,660

Net Investment Income	275,781

Net Realized Gain (Loss) on:
Investments	10,899,548
Foreign Currency Transactions	(4,158)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,080,380
Foreign Currency Transactions	(14)

Net Realized and Unrealized Gain on Investments	15,975,756

Net Increase in Net Assets Resulting from Operations	$16,251,537

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended July 31, 2014	Year Ended July 31, 2013
Operations:
Net Investment Income	$275,781	$420,721
Net Realized Gain on Investments and Foreign Currency Transactions	10,895,390	5,382,494
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	5,080,366	18,775,007

Net Increase in Net Assets Resulting from Operations	16,251,537	24,578,222

Dividends and Distributions:
Net Investment Income	(258,459)	(300,347)
Net Realized Gain	(5,938,151)	—

Total Dividends and Distributions	(6,196,610)	(300,347)

Capital Share Transactions:
Issued	45,822,384	27,273,175
Reinvestment of Distributions	5,880,129	261,830
Redemption Fees	118	1,668
Redeemed	(26,480,541)	(42,860,425)

Net Increase (Decrease) from Capital Share Transactions	25,222,090	(15,323,752)

Total Increase in Net Assets	35,277,017	8,954,123

Net Assets:
Beginning of Year	104,125,435	95,171,312

End of Year (including distributions in excess of net investment income of $(71,429) and $(174,047), respectively)	$139,402,452	$104,125,435

Share Transactions:
Issued	3,023,135	2,164,243
Reinvestment of Distributions	405,873	21,585
Redeemed	(1,734,418)	(3,349,761)

Net Increase (Decrease) in Shares Outstanding	1,694,590	(1,163,933)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Asset Value, Beginning of Year	$14.39	$11.33	$12.42	$9.73	$7.94

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.03	0.05	(0.02)	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	2.05	3.05	(0.77)	2.72	1.78

Total from Investment Operations	2.08	3.10	(0.79)	2.74	1.80

Redemption fees	— ††	— ††	— ††	— ††	— ††

Dividends and Distributions from:
Net Investment Income	(0.03)	(0.04)	(0.03)	(0.05)	(0.01)
Net Realized Gain	(0.83)	—	(0.27)	—	—

Total Dividends and Distributions	(0.86)	(0.04)	(0.30)	(0.05)	(0.01)

Net Asset Value, End of Year	$15.61	$14.39	$11.33	$12.42	$9.73

Total Return†	14.91%	27.39%	(6.20)%	28.13%	22.64%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$139,402	$104,125	$95,171	$106,422	$54,482
Ratio of Expenses to Average Net Assets (excluding waivers, expense reimbursements and fees paid indirectly)	1.59%	1.65%	1.71%	1.66%	2.48%
Ratio of Expenses to Average Net Assets (including waivers, expense reimbursements and fees paid indirectly)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	0.41%	(0.21)%	0.21%	0.23%
Portfolio Turnover Rate	43%	43%	66%	44%	36%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Amount represents less than $0.01.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein are those of the GRT Value Fund, a diversified fund (the “Fund”). The financial statements of the remaining funds within the Trust are presented separately. The investment objective of the Fund is capital appreciation. The Fund invests primarily in publicly traded equity securities of companies that are believed to be selling at a market price below their true value and offer the potential to increase in value. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2014, the total market value of securities in the Fund valued in accordance with Fair Value Procedures was $0 or 0.0% of net assets.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

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• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of investment classifications, reference the Schedule of Investments.

For the year ended July 31, 2014, there have been no significant changes to the Trust’s fair value methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2014, the Fund did not have a tax liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2014, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities

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are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, and includes the amortization of premiums and the accretion of discounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and

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JULY 31, 2014

management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemption of capital shares held less than fourteen days. For the years ended July 31, 2014 and July 31, 2013, the Fund retained $118 and $1,668 in redemption fees, respectively.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The GRT Value Fund and the GRT Absolute Return Fund (the “Funds”) and the Administrator are parties to an Administration Agreement under

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
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which the Administrator provides management and administrative services to the Funds at an annual rate of:

0.12% on the first $250 million of the Funds’ average daily net assets;

0.10% on the next $250 million of the Funds’ average daily net assets; and

0.08% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $190,000, which is allocated among the Funds based on relative net assets. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Agreement dated May 31, 2000, as amended and restated on November 16, 2004. The Trust has adopted a distribution plan (the “Plan”) that allows the Trust to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the Fund’s average daily net assets.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2014, the Fund earned $418 of cash management credits. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GRT Capital Partners, L.L.C. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses (excluding interest, dividend expenses, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

1.30% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period. As of July 31, 2014, fees which were previously waived and reimbursed by the Adviser which may be subject possible future reimbursement to the Adviser were $408,832, expiring in 2015, $355,718, expiring in 2016 and $367,107, expiring 2017. During the year ended July 31, 2014, there has been no recoupment of previously waived and reimbursed fees.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $65,017,769 and $50,860,978, respectively, for the year ended July 31, 2014. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to investments in REITs, investment in Passive Foreign Investment Companies, investments in Master Limited partnerships, foreign currency transactions and excise tax have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
$85,296	$(82,659)	$(2,637)

These reclassifications have no impact on net assets or net asset value per share.

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JULY 31, 2014

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2014	$269,954	$5,926,656	$6,196,610
2013	300,347	—	300,347

As of July 31, 2014, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$568,797
Undistributed Long-Term Capital Gain	6,956,667
Unrealized Appreciation/(Depreciation)	36,498,872
Other Temporary Differences	(5)

Total	$44,024,331

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2014 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$100,978,847	$38,689,656	$(2,190,784)	$36,498,872

8.	Other:

At July 31, 2014, 34% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss is remote.

9.	Line of Credit:

The Fund has entered into an agreement which enables it to participate in a line of credit with the Custodian. The Fund participates in a $6 million uncommitted, senior secured line of credit, which had an expiration date of January 31, 2015.

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The proceeds from the borrowings shall be used to provide temporary liquidity to the Fund as necessary in order to meet redemption needs. Interest is charged to the Fund based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. During the year ended July 31, 2014, the Fund did not use its line of credit.

10.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

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JULY 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the GRT Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GRT Value Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GRT Value Fund at July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2014

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THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be ‘‘interested’’ persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-GRT-4GRT. The following chart lists Trustees and Officers as of July 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust New Covenant Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II Bishop Street Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

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Other Directorships Held by Officer
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/14	Ending Account Value 07/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,051.20	1.30%	$6.61
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2014 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2014 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2014, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Interest Related Dividend(3)	Short Term Capital Gain Dividends(4)
95.64%	4.36%	100.00%	100.00%	100.00%	0.23%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution for calendar year ended 2013. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividend” expired after December 31, 2013.

(4)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution for calendar year ended 2013 that is exempted from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short Term Capital Gain Dividend” expired after December 31, 2013.

GRT Value Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

GRT Capital Partners, L.L.C.

One Liberty Square

Floor 11

Boston, MA 02109

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

GRT-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2014			2013
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$508,490	N/A	N/A	$458,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	$2,740	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $10,500 and $13,240 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 7, 2014

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller and
Chief Financial Officer
Date: October 7, 2014